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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ==============

                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 8, 2002
                          ____________________________
                Date of report (Date of earliest event reported)

                         NATIONAL GOLF PROPERTIES, INC.
             (exact name of registrant as specified in its charter)


          Maryland                             1-12246                        95-4549193
-------------------------------        ----------------------           ----------------------
(State or other jurisdiction of        Commission File Number              (I.R.S. Employer
incorporation or organization)                                           Identification Number)

              2951 28Th Street, Suite 3001, Santa Monica, CA 90405
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              (Address of Principal Executive Offices) (Zip Code)

                                 (310) 664-4100
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              (Registrant's telephone number, including area code)

                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

          A copy of the Company's press release dated February 8, 2002 is attached as an exhibit to this report and is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)    None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

               99.1  Press Release of the Company, dated February 8, 2002.

                                       1
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONAL GOLF PROPERTIES, INC.



                                    By:  /s/ Neil M. Miller
                                         --------------------------------
                                         Name: Neil M. Miller
                                         Title:  Chief Financial Officer

Date: February 8, 2002

                                       2
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                                 EXHIBIT INDEX


    EXHIBIT NO.           DOCUMENT DESCRIPTION

      99.1                Press Release of the Company, dated February 8, 2002.

                                       3